Exhibit 99.3

Designated Filer:	Insight Holdings Group, LLC
Issuer & Ticker Symbol:	Alteryx, Inc. [AYX]
Date of Event Requiring Statement:	March 13, 2019

JOINT FILER INFORMATION

209,429 shares of Class A Common Stock of the Issuer are held of record by Insight Venture Partners VIII, L.P. (“IVP VIII”), 54,173 shares of Class A Common Stock of the Issuer are held of record by Insight Venture Partners (Cayman) VIII, L.P. (“IVP Cayman VIII”), 66,424 shares of Class A Common Stock of the Issuer are held of record by Insight Venture Partners (Delaware) VIII, L.P. (“IVP Delaware VIII”), and 7,474 shares of Class A Common Stock of the Issuer are held of record by Insight Venture Partners VIII (Co-Investors), L.P. (“IVP Co-Investors VIII” and, together with IVP VIII, IVP Cayman VIII and IVP Delaware VIII, the “IVP VIII Funds”). 195,796 shares of Class A Common Stock of the Issuer are held of record by Insight Venture Partners Coinvestment Fund III, L.P. (“IVP Coinvestment III”) and 141,704 shares of Class A Common Stock of the Issuer are held by Insight Venture Partners Coinvestment Fund (Delaware) III, L.P. (“IVP Coinvestment Delaware” and, together with the IVP VIII Funds, and IVP Coinvestment III the “IVP Funds”). 99,107 shares of Class A Common Stock of the Issuer are held of record by IVP (Venice), L.P. (“IVP Venice”).

The amount listed as owned by each IVP VIII Fund may be deemed to be attributable to each of the other IVP VIII Funds, Insight Venture Associates VIII, L.P. (“IVA VIII”), Insight Venture Associates VIII, Ltd. (“IVA VIII Ltd”) and Insight Holdings Group, LLC (“Holdings”) because Holdings is the sole shareholder of IVA VIII Ltd, which in turn is the general partner of IVA VIII, which in turn is the general partner of each of the IVP VIII Funds. Accordingly, the amount listed as owned by IVA VIII may be deemed to be attributable to IVA VIII Ltd and Holdings.

The amount listed as owned by IVP Coinvestment III may be deemed attributable to IVP Coinvestment Delaware, Insight Venture Associates Coinvestment III, L.P. (“IVA Coinvestment III”), Insight Venture Associates Coinvestment III, Ltd. (“IVA Coinvestment III Ltd.”) and Holdings because Holdings is the sole shareholder of IVA Coinvestment III Ltd., which in turn is the general partner of IVA Coinvestment III, which is the general partner of IVP Coinvestment III and IVP Coinvestment Delaware. Accordingly, the amount listed as owned by IVA Coinvestment III may be deemed attributable to Holdings.

The amount listed as owned by IVP Venice may be deemed attributable to Holdings because Holdings is the sole shareholder of Insight Venture Associates X, Ltd. (“IVA X”), which is the manager of IVP GP (Venice), LLC (“IVP GP Venice”), which in turn is the general partner of IVP Venice.

Each of Jeffrey Horing, Deven Parekh, Peter Sobiloff, Michael Triplett and Jeffrey Lieberman is a member of the board of managers of Holdings and as such shares voting and dispositive power over the shares held of record by the IVP Funds, IVA VIII, IVP Venice and IVA Coinvestment III. The foregoing is not an admission by (i) IVA VIII, IVA VIII Ltd, IVA Coinvestment III, IVA Coinvestment III Ltd. or Holdings that it is the beneficial owner of the shares held of record by the IVP Funds, (ii) IVA X, IVP GP Venice or Holdings that it is the beneficial owner of the shares held of record by IVP Venice, (iii) IVA VIII Ltd or Holdings that it is the beneficial owner of the shares held of record by IVA VIII, or (iv) IVA Coinvestment III Ltd. or Holdings that it is the beneficial owner of the shares held of record by IVA Coinvestment III. Each of Messrs. Horing, Parekh, Sobiloff, Triplett and Lieberman disclaims beneficial ownership of the shares held by any of the IVP Funds, IVA VIII, IVP Venice or IVA Coinvestment III, except to the extent of his pecuniary interest therein.

The address of each of the entities and persons identified in this Exhibit 99.3 is c/o Insight Venture Partners, 1114 Avenue of the Americas, 36th Floor, New York, New York 10036.

JOINT FILERS’ SIGNATURES

INSIGHT VENTURE PARTNERS VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner

By: Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner

By: Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner

By: Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By: Insight Venture Associates VIII, L.P., its general partner

By: Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, L.P.

By: Insight Venture Associates VIII, Ltd., its general partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, LTD.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory

IVP (VENICE), L.P.

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Authorized Signatory